--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------



                                                                   July 31, 2000

Dear Shareholder:

      In the first half of the year, fears of an open-ended tightening policy by the Federal Reserve peaked in May, which resulted in a subsequent relief in the market as the U.S. economy seemed to decelerate significantly. During the period, the Federal Reserve tightened short-term rates by 1.00% in an attempt to engineer a "soft landing" for the U.S. economy. In the first six months of the new millennium we have witnessed unprecedented volatility in both the Treasury yield curve and the spread sectors. The Treasury curve inverted sharply in the first quarter, but as weak economic data emerged in the second quarter, market participants embraced an economic "soft landing" scenario causing the yield curve to steepen. The downward revision in growth expectations allowed spread sectors to rally in the month of June, but year-to-date their performance still trails Treasuries.

      While fears of a hawkish Federal Reserve and consequent risks of a "hard-landing" may not materialize immediately, the risks are skewed in that direction. A longer period of subdued financial market performance is necessary to enable the labor markets to build up slack, which is an important pre-condition for the Fed to achieve its goal.

      This report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,

/s/ Laurence D. Fink                                    /s/ Ralph L. Schlosstein
--------------------                                    ------------------------
Laurence D. Fink                                        Ralph L. Schlosstein
Chairman                                                President

                                                                   July 31, 2000

Dear Shareholder:

      We are pleased to present the unaudited semi-annual report for The BlackRock Strategic Municipal Trust (the "Trust") for the six months ended June 30, 2000. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

      The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BSD". The Trust's investment objective is to provide high current income that is exempt from regular Federal income tax consistent with the preservation of capital. The Trust seeks to achieve this objective by investing 80% of its total assets in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality), and may invest up to 20% of its total assets in non-investment grade (rated Ba/BB or B by a major rating agency or of equivalent quality) tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

      The table below summarizes the changes in the Trust's stock price and NAV since December 31, 1999:

                          ------------------------------------------------------
                             6/30/00     12/31/99    CHANGE      HIGH      LOW
--------------------------------------------------------------------------------
  STOCK PRICE               $12.5625      $12.50      0.50%     $14.00   $12.00
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)     $13.81        $13.39      3.14%     $14.06   $12.99
--------------------------------------------------------------------------------


THE FIXED INCOME MARKETS

      The dynamic expansion of the U.S. economy continues undaunted by Federal Reserve Chairman Greenspan's attempt to brake the economy, short of stalling it into a recession. The labor markets remain tight, growth remains strong with 5%+ annualized growth rates and inflation pressures continue to be offset by increased productivity. However, the Fed remains cautious, in their February minutes it was noted that: "Other members acknowledged that the Committee might need to move more aggressively at a later meeting should imbalances continue to build and inflation expectations clearly begin to pick up." At the Federal Reserve meeting in November, February and March the Fed raised the discount rate by 0.25% at each meeting and a 0.50% increase was made in May to bring the current discount rate to 6.50%.

      The Treasury Yield curve experienced a complex set of dynamics, which has inverted the curve and may continue to invert the curve for the foreseeable future. The yields on the short-end of the curve increased sharply during the period in response to three Federal Reserve increases to the discount rate and perceived future Fed actions in the coming months. The long-end of the curve is reacting to the "official" announcement that the Treasury will buy back $30 billion of Treasuries with maturities ranging from 10 to 30 years. With a decreasing supply of available Treasuries, a balanced budget, and an unchanged demand for longer maturity Treasuries, we would anticipate this condition to continue. This condition is further augmented by Treasury auction activity, as they reduce the available bonds on the long end of the curve they continue to add supply in the 1-10 year range through periodic auctions. For the semi-annual period, the yield of the 10-year Treasury security declined from 6.44% on December 31, 1999 to 6.03% on June 30, 2000.

      Municipal bonds outperformed the taxable domestic bond market during the past six months, returning 4.49% (as measured by the LEHMAN MUNICIPAL INDEX) versus the LEHMAN AGGREGATE INDEX's 3.98% on a pre-tax basis. Overall, the tone in the market during the period was extremely positive as the result of continued strong demand from individual/retail investors coupled with a slowdown in new issuance. During 1999, households increased their holdings of individual municipal bonds by over $40 billion while mutual funds saw net outflows. Offsetting the large amount of mutual fund outflows during the first quarter of 2000 was a 22% decline in overall new municipal bond issuance YTD for the same period led by a 68% drop in refunding volume. Refunding volume was down due to the relatively higher interest rates experienced during the first half of 2000 when compared to the first half of 1999, while new money issuance has declined because the strong economy has led to full coffers at most municipalities.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

      In seeking to achieve its investment objectives, the Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

      Additionally, the Trust employs leverage via auction rate preferred stock to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. While the amount of preferred shares outstanding has remained constant, the percentage of leverage utilized by the Trust fluctuates modestly as the net asset value moves. At the end of the semi-annual period, the Trust's leverage amount was 38% of total assets.

      Since inception, the Trust sought to take advantage of tight municipal credit spreads to build a strong credit profile. Specifically, the Trust emphasized higher rated securities over lower rated securities. Additionally, the Trust maintained a defensive coupon structure, which was achieved by adding premium coupons, which positively contributed to the Trust's total returns as interest rates rose during the period.

      The following charts show the Trust's current and December 31, 1999 asset composition and credit quality allocations:

     ---------------------------------------------------------------------------
                                   SECTOR BREAKDOWN

     ---------------------------------------------------------------------------
       SECTOR                              JUNE 30, 2000   DECEMBER 31, 1999
     ---------------------------------------------------------------------------
       Transportation                           16%              17%
     ---------------------------------------------------------------------------
       School                                   15%              17%
     ---------------------------------------------------------------------------
       Water & Sewer                            11%              13%
     ---------------------------------------------------------------------------
       Hospital                                 11%               9%
     ---------------------------------------------------------------------------
       Industrial & Pollution Control           10%              12%
     ---------------------------------------------------------------------------
       Lease Revenue                             9%               1%
     ---------------------------------------------------------------------------
       Tax Revenue                               8%               5%
     ---------------------------------------------------------------------------
       City, County, & state                     7%              11%
     ---------------------------------------------------------------------------
       Housing                                   6%               5%
     ---------------------------------------------------------------------------
       Power                                     3%               8%
     ---------------------------------------------------------------------------
       Special District                          2%               2%
     ---------------------------------------------------------------------------
       Other                                     2%              --
     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------
           CREDIT RATING*                 JUNE 30, 2000   DECEMBER 31, 1999
     ---------------------------------------------------------------------------
               AAA/Aaa                         39%                58%
     ---------------------------------------------------------------------------
                AA/Aa                          23%                13%
     ---------------------------------------------------------------------------
                 A/A                            7%                 7%
     ---------------------------------------------------------------------------
               BBB/Baa                         26%                 6%
     ---------------------------------------------------------------------------
              Not Rated                         5%                16%
     ---------------------------------------------------------------------------


-------------
      * Using the higher of Standard & Poor's or Moody's rating.

      We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock
Strategic  Municipal  Trust.  Please feel free to call our  marketing  center at
(800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.

Sincerely yours,

/s/ Robert S. Kapito                     /s/ Kevin Klingert
--------------------                     ------------------
Robert S. Kapito                         Kevin Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager
BlackRock Advisors, Inc.                 BlackRock Advisors, Inc.


--------------------------------------------------------------------------------
                THE BLACKROCK STRATEGIC MUNICIPAL MUNICIPAL TRUST
--------------------------------------------------------------------------------
   Symbol on New York Stock Exchange:                              BSD
--------------------------------------------------------------------------------
   Initial Offering Date:                                        8/25/99
--------------------------------------------------------------------------------
   Closing Stock Price as of 6/30/00:                            $12.5625
--------------------------------------------------------------------------------
   Net Asset Value as of 6/30/00:                                $13.81
--------------------------------------------------------------------------------
   Yield on Closing Stock Price as of 6/30/00 ($12.5625)1:         7.46%
--------------------------------------------------------------------------------
   Current Monthly Distribution per Share2:                      $ 0.078125
--------------------------------------------------------------------------------
   Current Annualized Distribution per Share2:                   $ 0.9375
--------------------------------------------------------------------------------

--------------
1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

2 Distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC MUNICIPAL TRUST
PORTFOLIO OF INVESTMENTS JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------

           PRINCIPAL
            AMOUNT                                                                    OPTION CALL        VALUE
  RATING*    (000)                                 DESCRIPTION                        PROVISIONS+      (NOTE 1)
------------------------------------------------------------------------------------------------------------------
                     LONG-TERM INVESTMENTS--157.3%
                     ALABAMA--17.7%
    AA     $10,000   Alabama St. Pub. Sch. & Coll. Auth. Rev., Cap. Impvt.,
                        Ser. C, 5.75%, 7/01/18 ..................................     07/09 @ 101.5   $ 10,101,100
   Baa1      3,000   Courtland Ind. Dev. Brd. Solid Waste Disp. Rev.,
                        Champion Intl. Corp. Proj., Ser. A, 6.70%, 11/01/29 .....     11/09 @ 101        3,020,550
    AAA      4,635   Jefferson Cnty. Swr. Rev., Ser. D, 5.75%, 2/01/27, FGIC ....     02/07 @ 101        4,573,030
                                                                                                      ------------
                                                                                                        17,694,680
                                                                                                      ------------
                     ALASKA--2.5%
    AAA      2,500   Alaska St. Hsg. Fin. Corp. Rev., Ser. A, 5.875%,
                        12/01/24, MBIA ...........................................    12/05 @ 102        2,453,800
                                                                                                      ------------
                     COLORADO--4.3%
    AAA      4,500   Denver City & Cnty. Arpt. Rev., Ser. D, 5.50%,
                        11/15/25, MBIA ...........................................    11/06 @ 101        4,270,095
                                                                                                      ------------
                     CONNECTICUT--3.9%
                     Mashantucket Western Pequot Tribe, Spl. Rev.,
   BBB-      1,500      Ser. A, 5.50%, 9/01/28 ...................................    09/09 @ 101        1,268,670
   Baa3      3,000      Ser. B, 5.75%, 9/01/27 ...................................    09/07 @ 102        2,673,930
                                                                                                      ------------
                                                                                                         3,942,600
                                                                                                      ------------
                     FLORIDA--4.3%
                     Florida Hsg. Fin. Corp. Rev., Sunset Place, Ser. K-1,
     A       2,400      6.00%, 10/01/19 ..........................................    10/09 @ 102        2,350,800
     A       2,000      6.10%, 10/01/29 ..........................................    10/09 @ 102        1,931,260
                                                                                                      ------------
                                                                                                         4,282,060
                                                                                                      ------------
                     ILLINOIS--19.7%
    AAA      5,000   Chicago Brd. of Ed., Chicago Sch. Reform, 5.75%,
                        12/01/27, AMBAC ..........................................    12/07 @ 102        4,878,850
   BBB-      7,560   Chicago O' Hare Intl. Arpt. Spec. Fac. Rev.,
                        Delta Air Lines Inc. Term., 6.45%, 5/01/18 ...............    05/02 @ 102        7,375,989
    AAA      3,445   Chicago Sales Tax Rev., 5.375%, 1/01/27, FGIC ...............    01/08 @ 102        3,169,607
    AAA      4,500   Met. Pier & Expo. Auth. Tax Rev., McCormick Pl.
                        Expn. Proj., 5.50%, 12/15/24, FGIC .......................    12/09 @ 101        4,240,575
                                                                                                      ------------
                                                                                                        19,665,021
                                                                                                      ------------
                     MICHIGAN--14.0%
    AAA      2,000   Michigan St. Hosp. Fin. Auth. Rev., Mercy Hlth. Svcs.,
                        5.75%, 8/15/19, MBIA .....................................    08/09 @ 101        1,972,260
    BB+     12,000   Midland Cnty. Econ. Dev. Rev., 6.875%, 7/23/09 ..............    07/07 @ 101       12,038,280
                                                                                                      ------------
                                                                                                        14,010,540
                                                                                                      ------------
                     NEW JERSEY--11.6%
    BB       6,000   New Jersey Econ. Dev. Auth. Spl. Fac. Rev.,
                        Continental Airlines Inc. Proj., 6.25%, 9/15/19 ..........    09/09 @ 101        5,454,180
    AA       6,000   New Jersey St. Transp. Trust Fund Auth. Rev.,
                        Transp. Sys., Ser. A, 6.00%, 6/15/19 .....................    06/10 @ 100        6,173,340
                                                                                                      ------------
                                                                                                        11,627,520
                                                                                                      ------------
                     NEW YORK--8.6%
    AA       6,000   New York City Transitional Fin. Auth. Rev., Ser. B,
                        6.00%, 11/15/21 ..........................................    05/10 @ 101        6,140,400
    Aa1      2,500   New York St. Mtge. Agcy. Rev., Homeowner Mtge., Ser. 85,
                        5.70%, 10/01/17 ..........................................    09/09 @ 100        2,461,125
                                                                                                      ------------
                                                                                                         8,601,525
                                                                                                      ------------
                     OKLAHOMA--4.4%
    AAA      4,500   Edmond Pub. Wks. Auth. Util. Rev., 5.625%, 7/01/24, AMBAC ...    07/09 @ 100        4,364,640
                                                                                                      ------------


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

           PRINCIPAL
            AMOUNT                                                                    OPTION CALL        VALUE
  RATING*    (000)                                 DESCRIPTION                        PROVISIONS+      (NOTE 1)
------------------------------------------------------------------------------------------------------------------
                     PENNSYLVANIA--23.6%
                     Lehigh Cnty. Gen. Purp. Auth. Rev., Kidspeace Oblig. Group,
    NR      $2,250      6.00%, 11/01/23 ..........................................    11/08 @ 102      $ 1,959,413
    NR       2,335      6.20%, 11/01/14 ..........................................    11/09 @ 102        2,167,627
    A-       4,000   Montgomery Cnty. Ind. Dev. Auth. Rev., Retirement Life
                        Cmnty., 5.25%, 11/15/28 ..................................    11/08 @ 101        3,263,880
    NR       4,000   MuniMae TE Bond Subsidiary, LLC, Ser. A, 6.875%, 6/30           No Opt. Call        3,930,880
   BBB+      2,500   Pennsylvania Econ. Dev. Fin. Auth., Solid Waste Disp.
                        Rev., USG Corp. Proj., 6.00%, 6/01/31 ....................    06/09 @ 102        2,263,500
    AAA      8,500   Philadelphia Sch. Dist. G.O., Ser. C, 5.75%, 3/01/29, MBIA ..    03/10 @ 100        8,429,620
    AAA      1,500   Washington Cnty. Auth. Rev., Cap. Fdg. & Equip. Proj.,
                        6.15%, 12/01/29, AMBAC ...................................   No Opt. Call        1,578,255
                                                                                                      ------------
                                                                                                        23,593,175
                                                                                                      ------------
                     TENNESSEE--5.8%
     A       3,750   Maury Cnty. Ind. Dev. Brd., P.C.R., Saturn Corp. Proj.,
                        6.50%, 9/01/24 ...........................................    09/04 @ 102        3,829,725
    AAA      2,000   Memphis Shelby Cnty. Arpt. Auth. Arpt. Rev., Ser. D,
                        6.00%, 3/01/24, AMBAC ....................................    03/10 @ 101        2,019,280
                                                                                                      ------------
                                                                                                         5,849,005
                                                                                                      ------------
                     TEXAS--21.4%
   Baa1      6,500   Dallas Ft. Worth Intl. Arpt. Fac. Impt. Rev., Amer.
                        Airlines Inc., 6.375%, 5/01/35 ...........................    11/09 @ 101        5,955,430
    AAA      7,000   Houston Wtr. & Swr. Sys. Rev., Ser. A, 5.375%,
                        12/01/27, FGIC ...........................................    12/07 @ 101        6,521,480
    AAA      1,500   Lower Colorado River Auth. Rev., Ser. A, 5.50%,
                        5/15/21, AMBAC ...........................................    05/09 @ 101        1,436,955
    Aa1        500   Texas St. Wtr. Fin. Asst. G.O., 5.75%, 8/01/22 ..............    08/10 @ 100          495,030
    AAA      7,030   Travis Cnty. Hlth. Facs. Dev. Corp. Rev., Ascension
                        Hlth., Ser. A, 5.875%, 11/15/24, AMBAC ...................    11/09 @ 101        6,953,233
                                                                                                      ------------
                                                                                                        21,362,128
                                                                                                      ------------
                     UTAH--6.2%
    AAA      4,000   Intermountain Pwr. Agcy. Pwr. Supply Rev., Ser. B,
                        5.75%, 7/01/19, MBIA .....................................    07/07 @ 102        3,994,960
    AA       2,315   Salt Lake Cnty. Mun. Bldg. Auth. Lease Rev.,
                        5.60%, 10/01/21 ..........................................    10/09 @ 100        2,255,759
                                                                                                      ------------
                                                                                                         6,250,719
                                                                                                      ------------
                     VIRGINIA--1.7%
    AAA      1,750   Virginia St. Res. Auth. Clean Wtr. Rev., 5.625%, 10/01/22 ...    10/10 @ 100        1,737,750
                                                                                                      ------------
                     WASHINGTON--6.6%
                     Washington St. G.O.,
    AA+      4,750      Ser. 2000 A, 5.625%, 7/01/24 .............................    07/09 @ 100        4,595,245
    AA+      2,000      Ser. B, 6.00%, 1/01/25 ...................................    01/10 @ 100        2,011,840
                                                                                                      ------------
                                                                                                         6,607,085
                                                                                                      ------------
                     WYOMING--1.0%
   Baa2      1,000   Sweetwater Cnty. Sld. Wst. Disp. Rev., FMC Corp. Proj.,
                        Ser. A, 7.00%, 6/01/24 ...................................    06/04 @ 102        1,009,900
                                                                                                      ------------
                     TOTAL LONG-TERM INVESTMENTS (COST $157,857,289)                                   157,322,243
                                                                                                      ------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

           PRINCIPAL
            AMOUNT                                                                    OPTION CALL        VALUE
  RATING*    (000)                                 DESCRIPTION                        PROVISIONS+      (NOTE 1)
------------------------------------------------------------------------------------------------------------------
                     SHORT-TERM INVESTMENT**--2.8%
    A1+    $ 2,800   No.Central Texas Hlth. Fac. Dev. Corp. Rev., Dates Hosp.
                        Pres. Med Ctr., FRDD, 4.55%, 7/03/00,
                        MBIA (cost $2,800,000) ...................................        N/A         $  2,800,000
                                                                                                      ------------
                     TOTAL INVESTMENTS--160.1% (AMORTIZED COST $160,657,289) .....                     160,122,243
                     Liquidation value of preferred stock--(62.0)% ...............                     (62,000,000)
                     Other assets in excess of liabilities--1.9% .................                       1,861,310
                                                                                                      ------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100%                               $ 99,983,553
                                                                                                      ============

----------------
   * Using the higher of Standard & Poor's or Moody's rating.
  ** For purposes of amortized cost valuation, the maturity date of this instrument is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
   + Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
  ++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

-------------------------------------------------------------------------------------------------------------------
                          THE  FOLLOWING  ABBREVIATIONS  ARE  USED IN  PORTFOLIO DESCRIPTIONS
  AMBAC     -- American Municipal Bond Assurance Corporation   G.O.      -- General Obligation
  FGIC      -- Financial Guaranty Insurance Company            MBIA      -- Municipal Bond Insurance Association
  FRDD      -- Floating Rate Daily Demand                      P.C.R.    -- Pollution Control Revenue
-------------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC MUNICIPAL TRUST
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2000 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $160,657,289)
  (Note 1) .....................................      $160,122,243
Cash ............................................           20,685
Interest receivable .............................        2,604,482
Other assets ....................................              502
                                                      ------------
                                                       162,747,912
                                                      ------------
LIABILITIES
Dividends payable--common stock .................          565,796
Offering costs payable (Note 4) .................           82,958
Investment advisory fee payable (Note 2) ........           46,304
Dividends payable--preferred stock ..............           15,794
Accrued expenses and other liabilities ..........           53,507
                                                      ------------
                                                           764,359
                                                      ------------
NET INVESTMENT ASSETS ...........................     $161,983,553
                                                      ============

Net investment assets were comprised of:
  Common shares of beneficial interest:
    Par value (Note 4) ..........................     $      7,242
    Paid-in capital in excess of par ............      102,600,462
  Preferred shares of beneficial interest
    (Note 4) ....................................       62,000,000
                                                      ------------
                                                       164,607,704
  Distributions in excess of net investment
    income ......................................         (301,091)
  Accumulated net realized loss .................       (1,788,014)
  Net unrealized depreciation ...................         (535,046)
                                                      ------------
  Net investment assets, June 30, 2000 ..........     $161,983,553
                                                      ============
  Net assets applicable to common shareholders ..     $ 99,983,553
                                                      ============
Net asset value per common shares of beneficial interest:
  ($99,983,553 O 7,242,188 shares of
  common shares of beneficial interest
  issued and outstanding) .......................           $13.81
                                                            ======

NET INVESTMENT INCOME
Income
  Interest and discount earned ..................     $  4,774,564
                                                      ------------
Expenses
  Investment advisory ...........................          477,700
  Auction agent .................................           77,400
  Reports to shareholders .......................           21,300
  Independent accountants .......................           12,000
  Custodian .....................................           12,000
  Trustees ......................................            9,800
  Transfer agent ................................            8,000
  Legal .........................................            7,500
  Miscellaneous .................................            8,768
                                                      ------------
    Total expenses ..............................          634,468
Less expenses waived by advisor (Note 2) ........         (199,031)
                                                      ------------
Net expenses ....................................          435,437
                                                      ------------
Net investment income ...........................        4,339,127
                                                      ------------

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized loss on investments ................       (1,657,743)
Net change in unrealized depreciation
  on investments ................................        5,011,767
                                                      ------------
Net gain on investments .........................        3,354,024
                                                      ------------

NET INCREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS                               $7,693,151
                                                      ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC MUNICIPAL TRUST
STATEMENT OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                               FOR THE PERIOD
                                                                                                              AUGUST 25, 1999*
                                                                                        SIX MONTHS ENDED           THROUGH
                                                                                            JUNE 30,            DECEMBER 31,
                                                                                              2000                  1999
                                                                                        ----------------      ----------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS
OPERATIONS:
  Net investment income ............................................................        $  4,339,127         $ 2,152,001
  Net realized loss on investments .................................................          (1,657,743)           (130,271)
  Net change in unrealized depreciation on investments .............................           5,011,767          (5,546,813)
                                                                                            ------------        ------------
    Net increase (decrease) in net investment assets resulting from operations .....           7,693,151          (3,525,083)
                                                                                            ------------        ------------
DIVIDENDS AND DISTRIBUTIONS:
  To common shareholders from net investment income ................................          (3,177,057)         (1,697,129)
  To common shareholders in excess of net investment income ........................            (217,650)                 --
  To preferred shareholders from net investment income .............................          (1,217,999)           (398,943)
  To preferred shareholders in excess of net investment income .....................             (83,441)                 --
                                                                                            ------------        ------------
    Total dividends and distributions ..............................................          (4,696,147)         (2,096,072)
                                                                                            ------------        ------------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from initial public offering of Trust's common stock ................                  --          95,776,291
  Net proceeds from underwriters' over-allotment option ............................                  --           7,634,959
  Net proceeds from preferred stock issuance .......................................                  --          61,080,532
  Common shares issued in connection with the reinvestment of common dividends
   and distributions ...............................................................              15,919                   --
                                                                                            ------------        ------------
    Net proceeds from capital stock transactions ...................................              15,919         164,491,782
                                                                                            ------------        ------------
      Total increase ...............................................................           3,012,923         158,870,627

NET INVESTMENT ASSETS

Beginning of period ................................................................         158,970,630             100,003
                                                                                            ------------        ------------
End of period (including undistributed net investment income
  of $-0- and $55,929, respectively) ...............................................        $161,983,553        $158,970,630
                                                                                            ============        ============

---------------
*Commencement of investment operations (Note 1).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC MUNICIPAL TRUST
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                                       FOR THE PERIOD
                                                                                                      AUGUST 25, 1999**
                                                                                 SIX MONTHS ENDED         THROUGH
                                                                                      JUNE 30,          DECEMBER 31,
                                                                                       2000                1999
                                                                                  ----------------    -----------------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ..........................................       $ 13.39              $ 14.33
                                                                                     --------             --------
  Net investment income .......................................................          0.60                 0.30
  Net realized and unrealized gain (loss) on investments ......................          0.46                (0.79)
                                                                                     --------             --------
Net increase (decrease) from investment operations ............................          1.06                (0.49)
                                                                                     --------             --------
Dividends and distributions:
  Dividends from net investment income to:
    Common shareholders .......................................................         (0.44)               (0.23)
    Preferred shareholders ....................................................         (0.17)               (0.06)
  Distributions in excess of net investment income to:
    Common shareholders .......................................................         (0.02)                  --
    Preferred shareholders ....................................................         (0.01)                  --
                                                                                     --------             --------
Total dividends and distributions .............................................         (0.64)               (0.29)
                                                                                     --------             --------
Capital charge with respect to issuance of common shares ......................            --                (0.03)
Capital charge with respect to issuance of preferred shares ...................            --                (0.13)
                                                                                     --------             --------
Total capital charges .........................................................            --                (0.16)
                                                                                     --------             --------
Net asset value, end of period* ...............................................      $  13.81             $  13.39
                                                                                     ========             ========
Market value, end of period*. .................................................      $12.5625             $  12.50
                                                                                     ========             ========
TOTAL INVESTMENT RETURN .......................................................          4.20%              (15.17)%
                                                                                     ========             ========
RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS***:
Expenses after fee waiver .....................................................          0.90%                0.94%##
Expenses before fee waiver++ ..................................................          1.31%                1.35%##
Net investment income after fee waiver and before preferred stock dividends++ .          8.97%                6.24%
Preferred stock dividends .....................................................          2.69%                1.16%
Net investment income available to common shareholders ........................          6.28%                5.08%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (in thousands) ......................      $ 97,225             $ 98,300
Portfolio turnover ............................................................            31%                   4%
Net assets of common shareholders, end of period (in thousands) ...............      $ 99,984             $ 96,971
Preferred stock outstanding (in thousands) ....................................      $ 62,000             $ 62,000
Asset coverage per share of preferred stock, end of period ....................      $ 65,624             $ 64,109

---------------
   * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
  ** Commencement of investment operations (Note 1).
 *** Annualized.
   + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions. Total investment return for a period less than one year is not annualized.
  ++ Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders.
   # Net asset value  immediately after the closing of the first public offering was $14.30.
  ## Restated to conform with current period presentation.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK STRATEGIC
MUNICIPAL TRUST
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION & ACCOUNTING POLICIES

The BlackRock Strategic Municipal Trust (the "Trust") was organized in Delaware on June 17, 1999 as a diversified, closed-end management investment company. The Trust had no transactions until August 19, 1999 when it sold 6,981 shares of common stock for $100,003 to BlackRock Advisors, Inc. Investment operations commenced on August 25, 1999. The Trust's investment objectives are to provide current income exempt from regular Federal income tax and to invest in municipal bonds that over time will perform better than the broader municipal bond market. The ability of insurers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trustees. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Short-term securities are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trustees.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes original issue discount and amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to elect to be treated as a regulated investment company under the Internal Revenue Code and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Trustees on February 24, 2000, non-interested Trustees may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Trustees. This has the same economic effect as if the Trustees had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Trustees in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS

The Fund has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Advisor"), a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The investment management agreement covers both investment advisory and administration services.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.60% of the Trust's average weekly net investment assets.

   The Advisor has undertaken to waive fees and expenses as follows: Through year ended 12/31/04 by 0.25%, for year ended 12/31/05 by 0.20%, for year ended 12/31/06 by 0.15%, for year ended 12/31/07 by 0.10% and for year ended 12/31/08 by 0.05%. Pursuant to the agreement the Advisor waived fees of $199,031 during the period ended June 30, 2000.

   Pursuant to the agreement, the Advisor provides continuous supervision of the investment portfolio, pays the compensation of officers of the Trust who are affiliated persons of the Advisor, and pays occupancy and certain clerical and accounting costs. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments for the period ended June 30, 2000 aggregated $48,962,877 and $51,705,323, respectively.

   The federal income tax basis of the Trust's investments at June 30, 2000 was the same as the basis for financial reporting purposes, and accordingly, net unrealized depreciation was $535,046 (gross unrealized appreciation--$1,737,475, gross unrealized depreciation--$2,272,521).

   For Federal income tax purposes, the Trust had a capital loss carryforward at December 31, 1999 of approximately $130,000 which will expire in 2007. Accordingly, no capital gain distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.

NOTE 4. CAPITAL

There are an unlimited number of $.001 par value of common shares of beneficial interest authorized. Of the 7,242,188 common shares of beneficial interest outstanding at June 30, 2000, the Advisor owned 6,981 shares.

   Transactions in common shares of beneficial interest for the period August 25, 1999 (commencement of investment operations) to December 31, 1999 were as follows:

Shares issued in connection with
  initial public offering ...........................................  6,700,000
Shares issued in connection with the exercise
  of the underwriters' overallotment option .........................    534,100
                                                                       ---------
Net increase in shares outstanding ..................................  7,234,100
                                                                       =========

   During the six months ended June 30, 2000, the Trust issued 1,107 common shares of beneficial interest under the terms of its Dividend Reinvestment Plan.

   Underwriting discounts of $4,883,017 and offering costs of $217,232 incurred in connection with the Trust's offering of common shares have been charged to paid-in capital in excess of par of the common shares.

   The Trust may classify or reclassify any unissued common shares of beneficial interest into one or more series of preferred shares of beneficial interest. On November 5, 1999 the Trust reclassified 2,480 shares of common shares of beneficial interest and issued a series of Auction Market Preferred shares (Preferred shares) Series W7. The preferred shares have a liquidation value of $25,000 per share plus any accumulated but unpaid dividends. Underwriting discounts $620,000 and offering costs $299,468 incurred in connection with the preferred shares offering have been charged to paid-in capital in excess of par at the common shares.

   Dividends on Series W7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividend rates ranged from 3.70% to 5.20% during the period ended June 30, 2000.

   The Trust may not declare dividends or make other distributions to common shares or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred shares would be less than 200%.

   The Preferred shares are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred shares are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Declaration of Trust are not satisfied.

   The holders of Preferred shares have voting rights equal to the holders of common shares (one vote per share) and will vote together with holders of common shares as a single class. However, holders of Preferred shares are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that, along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and
(b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5.  DIVIDENDS

Subsequent to June 30, 2000, the Board of Trustees of the Trust declared a dividend from undistributed earnings of $0.078125 per common share payable August 1, 2000, to shareholders of record on July 14, 2000.

   For the period July 1, 2000 through July 31, 2000, dividends declared on Preferred Stock totalled $222,357.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the transfer agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares are issued, if, on the dividend payment, the net asset value per share is greater than the market value per share (such condition being referred to herein as "market discount"), the transfer agent will invest in the dividend amount in shares acquired on behalf of the participants in open market purchases.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is the front of this report.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      ANNUAL MEETING OF TRUST SHAREHOLDERs. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's Portfolio.

      The Annual Meeting of Trust Shareholders was held May 18, 2000 to vote on the following matters:

      (1) To elect all eight Trustees as follows:

         DIRECTOR                                   CLASS           TERM            EXPIRING
         -------                                    -----           -----            -------
         Andrew F. Brimmer ...................       III           3 years            2003
         Richard E. Cavanagh .................        I            1 year             2001
         Kent Dixon ..........................       III           3 years            2003
         Frank J. Fabozzi ....................       II            2 years            2002
         Laurence D. Fink ....................       III           3 years            2003
         James Clayburn La Force, Jr. ........        I            1 year             2001
         Walter F. Mondale ...................       II            2 years            2002
         Ralph L. Schlosstein ................       II            2 years            2002

      (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending December 31, 2000.

          Shareholders elected the eight Trustees and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows.

                                                 VOTES FOR*    VOTES AGAINST*     ABSTENTIONS*
                                                  --------       -----------       ----------
      Andrew F. Brimmer ......................    7,079,483          --              94,181
      Richard E. Cavanagh. ...................        2,479          --                   1
      Kent Dixon .............................    7,079,483          --              94,181
      Frank J. Fabozzi .......................        2,479          --                   1
      Laurence D. Fink .......................    7,077,777          --              95,887
      James Clayburn La Force, Jr. ...........    7,079,483          --              94,181
      Walter F. Mondale ......................    7,079,484          --              94,180
      Ralph L. Schlosstein ...................    7,079,483          --              94,181
      Ratification of Deloitte & Touche LLP ..    7,079,483          --              94,181

-------------
* The votes represent common and preferred shareholders voting as a single class except for the election of Richard E. Cavanagh and Frank J. Fabozzi who were elected by the preferred shareholders.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVES

The BlackRock Strategic Municipal Trust's investment objectives are to provide current income exempt from regular Federal income tax consistent with the preservation of capital and to invest in municipal bonds that over time will perform better than the broader municipal bond market.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of June 30, 2000, BlackRock and its affiliates (together, "BlackRock") managed $177 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end equity and bond funds. BlackRock manages over 629 accounts, domiciled in the United States and overseas.

WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets are rated below investment grade (Ba/BB or B) or that are unrated but deemed to be of comparable quality by the Advisor.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing substantially all of its assets in municipal debt securities that pay interest that is exempt from regular Federal income tax. As such, the Advisor actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Advisor may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to invest primarily in long-term bonds and expects bonds in its portfolio to maintain an average portfolio maturity of at least 15 years, but the average may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred shares. Preferred shareholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred shareholders and the interest earned on the longer-term securities will provide higher income levels for common shareholders in most interest rate environments. The Trust issued preferred shares to leverage the portfolio. See "Leverage Considerations in the Trust" below.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the Trust. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVES. Although the objectives of the Trust are to provide current income exempt from regular Federal income tax consistent with the preservation of capital and to invest in municipal bonds that over time will perform better than the broader municipal bond market, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BSD) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trustees and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
                     THE BLACKROCK STRATEGIC MUNICIPAL TRUST
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:              Investment  vehicle which initially offers a fixed
                              number of shares and  trades on a stock  exchange.
                              The Trust invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                     When a Trust's net asset value is greater than its
                              stock price the fund is said to be trading at a discount.

DIVIDEND:                     Income  generated by securities in a portfolio and
                              distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:        Shareholders    may   have   all   dividends   and
                              distributions   of  capital  gains   automatically
                              reinvested into additional shares of a Trust.

MARKET PRICE:                 Price  per  share  of a  security  trading  in the
                              secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):        Net asset value is the total  market  value of all
                              securities and other assets held by the Trust, plus income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day.
                              Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                              STREET JOURNAL on Monday.

PREMIUM: When a Trust's stock price is greater than its net asset value, the Trust is said to be trading at a premium.

PRE-REFUNDED BONDS:           These  securities  are   collateralized   by  U.S.
                              Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------


TAXABLE TRUSTS
-------------------------------------------------------------------------------------------------------------------

                                                                                              STOCK      MATURITY
                                                                                             SYMBOL        DATE
                                                                                             ------       ------
PERPETUAL TRUSTS

The BlackRock Income Trust Inc.                                                               BKT           N/A
The BlackRock North American Government Income Trust Inc.                                     BNA           N/A
The BlackRock High Yield Trust                                                                BHY           N/A

TERM TRUSTS

The BlackRock Target Term Trust Inc.                                                          BTT          12/00
The BlackRock 2001 Term Trust Inc.                                                            BTM          06/01
The BlackRock Strategic Term Trust Inc.                                                       BGT          12/02
The BlackRock Investment Quality Term Trust Inc.                                              BQT          12/04
The BlackRock Advantage Term Trust Inc.                                                       BAT          12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.                                     BCT          12/09


TAX-EXEMPT TRUSTS
-------------------------------------------------------------------------------------------------------------------
                                                                                              STOCK      MATURITY
                                                                                             SYMBOL        DATE
                                                                                             ------       ------
PERPETUAL TRUSTS

The BlackRock Investment Quality Municipal Trust Inc.                                         BKN           N/A
The BlackRock California Investment Quality Municipal Trust Inc.                              RAA           N/A
The BlackRock Florida Investment Quality Municipal Trust                                      RFA           N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.                              RNJ           N/A
The BlackRock New York Investment Quality Municipal Trust Inc.                                RNY           N/A
The BlackRock Pennsylvania Strategic Municipal Trust                                          BPS           N/A
The BlackRock Strategic Municipal Trust                                                       BSD           N/A

TERM TRUSTS

The BlackRock Municipal Target Term Trust Inc.                                                BMN          12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                                          BRM          12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.                               BFC          12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                                       BRF          12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.                                 BLN          12/08
The BlackRock Insured Municipal Term Trust Inc.                                               BMT          12/10


                IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL
   BLACKROCK AT (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                                   AN OVERVIEW
--------------------------------------------------------------------------------

      BlackRock Advisors, Inc. (the "Advisor") is an SEC-registered investment advisor. As of June 30, 2000, the Advisor and its affiliates (together, "BlackRock") managed $177 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-two closed-end funds that are traded on either the New York or American stock exchanges, and a $28 billion family of open-end funds. BlackRock manages over 629 accounts, domiciled in the United States and overseas.

      BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

      BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals are dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

      BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

      In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.

                      IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

---------
BlackRock
---------

TRUSTEES
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin M. Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Karen H. Sabath, Secretary

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
400 Bellevue Parkway
Wilmington, DE19809
(800) 227-7BFM

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT TRUSTEES
Debevoise & Plimpton
875 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 2000 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                     The BlackRock Strategic Municipal Trust
                          c/o Blackrock Advisors, Inc.
                              400 Bellevue Parkway
                              Wilmington, DE 19809
                                 (800) 227-7BFM

[RECYCLE LOGO] Printed on recycled paper


THE BlackRock
STRATEGIC
MUNICIPAL TRUST
--------------------
SEMI-ANNUAL REPORT
JUNE 30, 2000

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